Exhibit 10.2 Execution copy

DEED OF ASSIGNMENT OF RECEIVABLES

among

ING Support Holding B.V.

as the Assignor

and

ING USA Annuity and Life Insurance Company

as the Assignee

and

Staat der Nederlanden

as the State

and

Stichting Derdengelden ING Support Holding

as the Collection Foundation

31 March 2009

__________________

Strawinskylaan 1999

1077 XV Amsterdam

___________________

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Deed of Assignment

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TABLE OF CONTENTS

1. DEFINITIONS AND INTERPRETATIONS	4
2. ASSIGNMENT OF RECEIVABLES	5
3. PAYMENT OF THE CONSIDERATION FOR THE PARTICIPATION	6
4. REPRESENTATION AND WARRANTIES RELATING TO THE RECEIVABLES	7
5. COVENANTS	7
6. AUTHORITY TO COLLECT	8
7. MISCELLANEOUS	8
8. GOVERNING LAW AND JURISDICTION	10

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Deed of Assignment

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THIS DEED is dated 31 March 2009 and made by and among:

1.	ING Support Holding B.V., a company organised under the laws of the Netherlands, whose corporate seat is at Amsterdam (the "Assignor");

2.	ING USA Annuity and Life Insurance Company, an insurance company domiciled in the State of Iowa (the "Assignee");

3.	Staat der Nederlanden (the "State"); and

4.	Stichting Derdengelden ING Support Holding, a foundation organised under the laws of the Netherlands and established in Amsterdam (the "Collection Foundation");

WHEREAS

A.

The Parties to this Deed have entered into a transaction pursuant to which (i) the Assignee sells, grants and conveys the Assignor the Participation and (ii) the State grants the Assignor a facility pursuant to which it will make certain payments from time to time to the Assignor;

B.

As consideration for the Participation the Assignor wishes to assign and the Assignee wishes to accept the assignment of the Receivables on the terms and subject to the conditions as set out in this Deed;

C.

The rights against the State under the Facility Agreement may not be assigned or transferred without the prior written consent of the State. The State has consented to the assignment of ING Support Holding's rights against the State under the Facility Agreement to the Assignee as provided for in this Deed, provided that the Assignee as a condition to this assignment becoming effective explicitly acknowledges and agrees that (a) these rights shall exclusively be governed by and construed in accordance with Dutch law, (b) the Courts of the Netherlands shall have exclusive jurisdiction in respect of matters relating to these rights and the assignment thereof pursuant to this Deed of Assignment and (c), consequently, such rights are subject to Dutch law limitations and defences including but not limited to any and all statutory and/or contractual suspension of payment rights and set-off rights that the State has or may in the future obtain towards the Assignee under the Facility Agreement except only if and to the extent explicitly contractually restricted in the Facility Agreement. The provisions of clauses 13 and 14 of the Facility Agreement apply to such rights.

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Deed of Assignment

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HAVE AGREED AS FOLLOWS

1.	DEFINITIONS AND INTERPRETATIONS

1.1	Definitions Participation Agreement

Unless the context otherwise requires or unless otherwise defined in this Deed, words and expressions defined in the Participation Agreement have the same meanings when used in this Deed (including its recitals).

1.2	Definitions
In this Deed:

"Article"	means an article of this Deed.
"Deed"	means this deed of assignment of Receivables.
"Facility Agreement"	means the illiquid asset back-up facility agreement between, among others, the Assignor and the State dated 31 March 2009 in relation to the Assignee.
"NCC"	means the Netherlands Civil Code.
"Participation Agreement"	means the participation agreement between, amongst others, the Assignor and the Assignee dated 31 March 2009.
"Party"	means a party to this Deed.
"Receivables"

means any and all rights (whether jointly or individually) of the Assignor to receive payments (including the Guaranteed Value, the Management Fee and the Funding Fee (all as defined in the Facility Agreement) and payment of any other amounts) vis-à-vis the State under the Facility Agreement.

"Transaction Documents"	means this Deed, the Distribution Agreement, the Facility Agreement, the Participation Agreement, the Deed of Disclosed Pledge and the US Security Agreement.

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1.3	Interpretation
a.	Words denoting the singular include the plural and vice versa. Words denoting one gender include the other gender.

b.	The words "include", "included" or "including" are used to indicate that the matters listed are not a complete enumeration of all matters covered.

c.	No provision of this Deed is to be interpreted adversely against a Party solely because that Party was responsible for drafting that particular provision.

d.

English language words used in this Deed intend to describe Netherlands legal concepts only and the consequences of the use of those words in English law or any other foreign law are to be disregarded.

e.	The headings in this Deed are for construction purposes as well as for reference.

f.

References in this Deed to any Transaction Document will be deemed to include references to those agreements as they may be varied, amended, modified, novated or restated from time to time (including by way of increase of the facilities made available under them or accession or retirement of the parties to these agreements).

1.4	Collection Foundation

The Collection Foundation has agreed to become a party to this Deed only for the purpose of taking the benefit of Article 6.1 of this Deed expressed to be for its benefit and for the better preservation and enforcement of its rights under the Distribution Agreement and, save as aforesaid, the Collection Foundation shall assume no obligations or liabilities whatsoever to any other Party to this Deed by virtue of the provisions hereof.

2.	ASSIGNMENT OF RECEIVABLES

2.1

In consideration of the Participation, the Assignor hereby agrees to assign and hereby assigns or, as the case may be, assigns in advance ("bij voorbaat") to the Assignee and the Assignee hereby agrees to accept and accepts or, as the case may be, accepts in advance ("bij voorbaat") from the Assignor the assignment of the Receivables in accordance with section 3:94 NCC.

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2.2

To the extent possible under applicable law, the Receivables are assigned to the Assignee with all rights relating thereto, including, without limitation, all accessory rights ("afhankelijke rechten") and all ancillary rights ("nevenrechten"), such as mortgage rights ("rechten van hypotheek"), rights of pledge ("pandrechten") and surety ships ("borgtochten").

2.3

The assignment of the Receivables shall be effected by notification to the State. By signing this Deed the State agrees to such assignment subject to and in accordance with this Deed and each of the Assignor and the State confirms that notification of this Deed and assignment of the Receivables and the reassignment pursuant to Article 5.2 has been made in accordance with section 3:94(1) NCC. To the extent required to execute and deliver a valid assignment of the Receivables, the assignment thereof will be established each time (any part of) the Receivables come into existence.

2.4

The Assignee hereby explicitly acknowledges and agrees that (a) the Receivables shall exclusively be governed by and construed in accordance with Dutch law, (b) the Courts of the Netherlands shall have exclusive jurisdiction in respect of matters relating to the Receivables and the assignment thereof pursuant to this Deed and (c), consequently, the Receivables are subject to Dutch law limitations and defences including but not limited to any and all statutory and/or contractual suspension of payment rights and set-off rights that the State has or may in the future obtain towards the Assignee under the Facility Agreement except only if and to the extent explicitly contractually restricted in the Facility Agreement. The provisions of clauses 13 and 14 of the Facility Agreement apply to such rights.

3.	PAYMENT OF THE CONSIDERATION FOR THE PARTICIPATION

The Receivables will pursuant to this Deed be assigned as payment of the consideration for the Participation. The Assignor and the Assignee hereby confirm that the consideration for the Participation may be fulfilled by the assignment of the Receivables.

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4.	REPRESENTATIONS AND WARRANTIES RELATING TO THE RECEIVABLES

The Assignor represents and warrants to the Assignee with respect to the Receivables that at the date hereof:

a.	each of the Receivables is, or as the case may be, will be duly and validly existing;
b.

the Assignor has, or as the case may be, will have full right and title ("titel") to the Receivables and no restrictions on the assignment of the Receivables are in effect and the Receivables are capable of being assigned;

c.	the Assignor has, or as the case may be, will have the power ("is beschikkingsbevoegd") to assign the Receivables;
d.

the Receivables are free and clear of any encumbrances, limited property rights ("beperkte rechten") and attachments ("beslagen") and no option rights to acquire the Receivables have been granted by the Assignor in favour of any third party with regard to the Receivables and no offer has been made or agreement entered into to create encumbrances over the Receivables, except as provided for in the Transaction Documents;

e.	each Receivable constitutes or as the case may be, will constitute, legal, valid, binding and enforceable obligations of the State; and
f.	the Assignor has not been notified and is not aware of anything affecting the Assignor's title to the Receivables.
5.	COVENANTS

5.1	The Assignor undertakes with the Assignee that, with effect from the date hereof, it shall:

a.

not take action in respect of the Receivables or the Facility Agreement, other than provided for in the Transaction Documents, which could adversely affect the rights of the Assignee with respect to the Receivables;

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b.	duly and timely comply with its obligations under the Facility Agreement;
c.	promptly notify the Assignee of any breach of any of the representations and warranties contained in Articles 5 and 6 hereof;
d.	upon the reasonable request by the Assignee provide the Assignee all documents and information received by the Assignor under the Facility Agreement to the extent directly relating to the Receivables;
5.2

To the extent the Assignor indemnifies the Assignee pursuant to Article 7.3 of the Participation Agreement, the Assignee hereby agrees to reassign and reassigns in advance to the Assignor such (part of the) Receivable for which it was indemnified, and the Assignor hereby agrees to accept and accepts the reassignment of such Receivables in advance. Article 2.4 applies, mutatis mutandis, to this reassignment.

6.	AUTHORITY TO COLLECT

6.1

The Parties hereto agree that subject as provided in the Distribution Agreement, instead of the Assignee, only the Collection Foundation shall be entitled to receive the Receivables and the Assignee hereby authorises and irrevocably instructs the Collection Foundation on its behalf to receive any amount due and payable under the Receivables. The power to receive may be withdrawn by the Assignee only in case of a failure by the Collection Foundation to comply with its material obligations under the Distribution Agreement or the Collection Foundation is declared bankrupt or is subjected to (preliminary) suspension of payments.

7.	MISCELLANEOUS

7.1	No Rescission

To the extent permitted by law, the Assignor hereby waives its rights under section 6:228 and section 6:265 NCC to rescind, or demand in legal proceedings the rescission of this Deed and the Assignee hereby accepts this waiver.

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7.2	Transfer of rights and obligations

None of the Parties may assign or transfer any of its rights and obligations hereunder without the prior written consent of the other Parties.

7.3	Notice

Any notice or other communication under or in connection with this Deed must be made, in respect of the Assignor and the State, in accordance with the Facility Agreement and, in respect to the Assignee, in accordance with the Participation Agreement.

7.4	Partial Invalidity

In the event that a provision (either in whole or in part) of this Deed is invalid, illegal, non binding, or unenforceable under the law of any jurisdiction, the remainder of this Deed continues to be effective to the extent that, in view of the Deed's substance and purpose, the remainder is not inextricably related to and therefore inseverable from the invalid, illegal, non binding or unenforceable provision. The Parties will make every effort to reach agreement on a new article which differs as little as possible from the invalid, illegal, non binding or unenforceable provision, taking into account the substance and purpose of this Deed.

7.5	Amendment

This Deed may only be amended by a written agreement between all Parties hereto.

7.6	No implied waiver and no rechtsverwerking

a.	Any waiver under this Deed must be given by notice, either orally or in writing, to that effect.

b.

Where a Party does not exercise any right under this Deed (which includes the granting by a Party to any of the other Parties of an extension of time in which to perform its obligations under any of these provisions), this is not deemed to constitute a forfeiture of that Party's right under this Deed ("rechtsverwerking").

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8.	GOVERNING LAW AND JURISDICTION

8.1	Governing Law
a.	This Deed is to be governed by and construed in accordance with the laws of the Netherlands.

b.

If a Party is represented by an attorney in connection with the signing and/or execution of this Deed or any other deed, agreement or document referred to in this Deed or made pursuant to this Deed and the relevant power of attorney is governed by the laws of the Netherlands, it is hereby expressly acknowledged and accepted by the other Parties that such laws shall govern the existence and the extent of such attorney's authority and the effects of the exercise thereof.

8.2	Jurisdiction
a.

The courts of Amsterdam, the Netherlands have exclusive jurisdiction to settle any dispute including a dispute relating to any non-contractual obligation arising out of or in connection with this Deed. The Parties agree not to initiate any legal proceedings outside the Netherlands against the State arising out of or in connection with this Deed. The Parties agree that they shall not involve the State in any legal proceedings outside the Netherlands arising out of or in connection with this Deed, provided that (a) if legal proceedings are initiated outside of the Netherlands by the State itself against any Party such Party shall be entitled to act in respect of such proceedings, and (b) if any Party and the State are involved in legal proceedings outside of the Netherlands initiated by a third party (other than the Assignee), such Party shall be entitled to act in respect of such legal proceedings, but in each case without the right to expand such proceedings beyond the actual subject matter thereof, it being understood that the exclusive jurisdiction of the courts of Amsterdam the Netherlands shall be preserved to the maximum extent possible.

b.

The courts of Amsterdam, the Netherlands are the most appropriate and convenient courts to settle any such dispute in connection with this Deed. The Assignee agrees not to argue to the contrary and waives objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Deed. If proceedings are initiated by a Party in conformity

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with this Article 8.2, the State hereby waives any immunity from jurisdiction it may enjoy. In addition, if the State takes proceedings before a court outside the Netherlands, the Assignor and the Assignee shall preserve the right to bring proceedings over the same subject matter or body of facts, before the courts of Amsterdam.

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IN WITNESS WHEREOF, the Parties hereto have executed this Deed as of the day and year first above written.

SIGNATURES

ING Support Holding B.V
/s/	H. van der Noordaa
by:	H. van der Noordaa
title:	managing director

ING USA Annuity and Life Insurance Company
/s/	David S. Pendergrass
by:	David S. Pendergrass
title:	Senior Vice President & Treasurer

Staat der Nederlanden
/s/	W. J. Bos
by:	W. J. Bos
title:	Minister of Finance

Stichting Derdengelden ING Support Holding
/s/	R. Posthumus	/s/	L. F. van der Sman
by:	ATC Management B.V.	by:	ATC Management B.V.
title:	managing director	title:	managing director
by:	R. Psthumus	by:	L. F. van der Sman
title:	Managing Director	title:	Proxy Holder

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